EXHIBIT 10.16

LETTER AMENDMENT AND CONSENT NO. 6

Dated as of August 19, 2002

To the Lenders and the Agent

referred to below

Ladies and Gentlemen:

Specialty Retailers (TX) LP

We refer to the Credit Agreement dated as of August 24, 2001, as amended by Waiver Letter No. 1 dated as of September 23, 2001, Waiver Letter No. 2 dated as of October 23, 2001, Waiver Letter No. 3 dated as of November 23, 2001, Letter Amendment and Waiver No. 4 dated as of January 24, 2002 and Letter Amendment and Waiver No. 5 dated as of March 12, 2002 (as so amended, and as otherwise amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; the terms defined therein, unless otherwise defined herein, being used herein as therein defined) among Specialty Retailers (TX) LP, as Borrower (the "Borrower"), Stage Stores, Inc., as Parent Guarantor (the "Parent Guarantor", and collectively with the Borrower and its other Subsidiaries, the "Company"), the Lender Parties party thereto (the "Lenders"), Citicorp USA, Inc., as Administrative Agent and as Collateral Agent for the Lender Parties (the "Agent"), and Salomon Smith Barney Inc., as Arranger and Book Manager.

The undersigned hereby request the approval and consent of the Required Lenders to (i) permit the creation and capitalization of a new wholly-owned direct subsidiary of the Parent Guarantor ("Stage Stores LLC"), (ii) permit Investments consisting solely of Debt by the Parent Guarantor in Stage Stores LLC, (iii) permit Investments consisting solely of Debt by Stage Stores LLC in the Borrower and (iv) to permit the sale, transfer or other disposition to the Borrower of up to ninety percent (90%) of the Equity Interests in Stage Receivable Funding LP held by Stage Receivable Mgmt LLC on terms reasonably acceptable to the Agent.

It is hereby agreed by you and us that, effective as of the date of this letter amendment and consent (this "Letter Amendment and Consent No. 6"), the Credit Agreement is hereby amended as follows:

(a) Section 1.01 is amended by adding thereto the following new definition to appear in proper alphabetical order:

"'Stage Stores LLC' has the meaning specified therefor in Section 5.02(p)";

(b) Section 5.02(b) is amended by (i) deleting the word "and" at the end of clause (i) thereof, (ii) deleting the period at the end of sub-clause (G) of clause (ii) thereof and replacing it with "; and" and (iii) inserting a new clause (iii) to read as follows:

"(xi) Debt constituting Investments permitted by Section 5.02(f)(xi), provided, that, such Debt shall satisfy the requirements of sub-clauses (x), (y) and (z) of clause (i) of this Section 5.02(b).";

(c) Section 5.02(f) is amended by (i) deleting the word "and" at the end of clause (ix) thereof, (ii) deleting the reference to "clause (ix)" contained in clause (x) thereof and replacing it with a reference to "clause (x)", (iii) deleting the period at the end of clause (x) thereof and replacing it with "; and" and (iv) inserting a new clause (xi) to read as follows:

"(xi) (A) Investments by the Parent Guarantor in Stage Stores LLC to be used for capitalization purposes, (B) Investments consisting solely of Debt by the Parent Guarantor and its Subsidiaries in Stage Stores LLC to be used by Stage Stores LLC solely to make Investments permitted under sub-clause (C) below, and (C) direct or indirect Investments consisting solely of Debt by Stage Stores LLC in the Borrower in amounts equal at all times to the Investments permitted under sub-clause (B) above"; and

(d) Section 5.02(p) is amended in its entirety and replaced with the following:

"(p) Formation of Subsidiaries. Organize or invest, or permit any Subsidiary to organize or invest, in any new Subsidiary (other than a Securitization Program Subsidiary) except (i) as permitted under Section 5.02(f)(i) or (x) and (ii) creation of a new Subsidiary of the Parent Guarantor ("Stage Stores LLC"), provided that: (A) Stage Stores LLC shall be a limited liability company organized under the laws of the State of Nevada, (B) Stage Stores LLC shall be a wholly owned Subsidiary of the Parent Guarantor; (C) immediately before and after giving effect thereto, no Default shall have occurred and be continuing or would result therefrom; (D) Stage Stores LLC shall, and the Parent Guarantor agrees that it shall cause Stage Stores LLC to, immediately upon creation thereof, take all steps necessary to become a Guarantor and a Grantor under the Loan Documents including, without limitation, (1) the execution of a Guaranty Supplement and a Security Agreement Supplement and (2) the filing of a UCC-1 financing statement with the secretary of state of the State of Nevada naming the Collateral Agent as secured party; and (E) Stage Stores LLC shall have as its sole purpose to receive and to make Investments permitted under the terms of this Agreement."

In addition, notwithstanding any contrary provision contained in the Credit Agreement, the Required Lenders hereby consent to the sale, transfer or other disposition to the Borrower of up to ninety percent (90%) of the Equity Interests in Stage Receivable Funding LP held by Stage Receivable Mgmt LLC on terms reasonably satisfactory to the Agent, and hereby permanently waive any Default that may arise under the Credit Agreement as a result of such sale, transfer or other disposition; provided, that, each of the Parent Guarantor and the Borrower, by its signature below, hereby represents and warrants that such sale, transfer or other disposition will not violate any term or provision of any Securitization Program Document that has not or shall not have been permanently waived by the requisite parties thereto prior to such sale, transfer or other disposition.

This Letter Amendment and Consent No. 6 shall become effective as of the date first above written when, and only when, (x) the Agent shall have received counterparts of this Letter Amendment and Consent No. 6 executed by the Borrower, the Parent Guarantor and the Required Lenders or, as to any of such Lenders, advice satisfactory to the Agent that such Lender has executed this Letter Amendment and Consent No. 6, and the consent and agreement attached hereto executed by each Subsidiary Guarantor, (y) the Agent shall have received tax opinions, in form and substance satisfactory to the Agent, of McKinney and Stringer, P.C. and Jenkens and Gilchrist, as counsel for the Loan Parties, covering such matters concerning the tax implications, if any, of the creation and operation of Stage Stores LLC as any Lender through the Agent may reasonably request and (z) the Borrower shall have paid all fees, costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Letter Amendment and Consent No. 6 (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Credit Agreement. This Letter Amendment and Consent No. 6 is subject to the provisions of Section 9.01 of the Credit Agreement.

On and after the date on which this Letter Amendment and Consent No. 6 become effective, each reference in the Credit Agreement and each other Loan Document to "this Agreement", "the Credit Agreement", "hereunder", "thereunder", "hereof", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment and Consent No. 6.

The Credit Agreement and each other Loan Document is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment and Consent No. 6 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

This Letter Amendment and Consent No. 6 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment and Consent No. 6 by telecopier shall be as effective as delivery of a manually executed counterpart of this Letter Amendment and Consent No. 6. This Letter Amendment and Consent No. 6 shall be governed by, and construed in accordance with, the laws of the State of New York.

If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning a counterpart of the attached agreement to this Letter Amendment and Consent No. 6.

                                                                                                                    Very truly yours,

                                                                                                                    SPECIALTY RETAILERS (TX) LP,

                                                                                                                    as Borrower

                                                                                                                    By: /s/ Richard E. Stasyszen_________

                                                                                                                    Title: SVP Finance & Controller

                                                                                                                    STAGE STORES, INC.,

                                                                                                                    as Parent Guarantor

                                                                                                                    By: /s/ Richard E. Stasyszen______________________

                                                                                                                    Title: SVP Finance & Controller

The foregoing Letter Amendment and Consent No. 6 dated as of August 19, 2002 from the Borrower and the Parent Guarantor is agreed to as of such date:

                                                                                                                    CITICORP USA, INC., as Administrative Agent

                                                                                                                    By /s/ Michael M. Schadt_____________

                                                                                                                    Title: Vice President/Asset Based Finance

                                                                                                                    Lenders: Fleet Retail Finance_________

                                                                                                                    [Name of Institution]

                                                                                                                    By _/s/ Daniel Platt____________________

                                                                                                                    Title: Assistant Vice President

                                                                                                                    Lenders: Foothill Capital Corp_________

                                                                                                                    [Name of Institution]

                                                                                                                    By _/s/ Eileen Quinn____________________

                                                                                                                    Title: VP

                                                                                                                    Lenders: National City Commercial Finance, Inc.

                                                                                                                    [Name of Institution]

                                                                                                                    By /s/ Gregory A. Godec

                                                                                                                    Title: S.V.P.

                                                                                                                    Lenders: The CIT Group/Business Credit, Inc.

                                                                                                                    [Name of Institution]

                                                                                                                    By /s/ Steven Schuit____________________

                                                                                                                    Title: Vice President

                                                                                                                             Team Leader

                                                                                                                    Lenders: Heller Financial, Inc.__________

                                                                                                                    [Name of Institution]

                                                                                                                    By /s/ Arthur Johnston__________________

                                                                                                                    Title: Vice President

CONSENT AND AGREEMENT

Dated as of August 19, 2002

Each of the undersigned, as a Guarantor under the Subsidiary Guaranty dated as of August 24, 2001 (the "Subsidiary Guaranty"), in favor of the Secured Parties (as such term is defined in the Credit Agreement), hereby consents and agrees to the foregoing Letter Amendment and Consent No. 6, and also agrees that notwithstanding the effectiveness of such Letter Amendment and Consent No. 6, the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Letter Amendment and Consent No. 6, each reference in the Subsidiary Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as modified by such Letter Amendment and Consent No. 6.

                                                                                                                            GNB HOLDING CO., INC.

                                                                                                                            By /s/ Richard E. Stasyszen

                                                                                                                            Title: SVP Finance & Controller

                                                                                                                            SPECIALTY RETAILERS, INC.

                                                                                                                            By /s/ Richard E. Stasyszen

                                                                                                                            Title: SVP Finance & Controller

                                                                                                                            SRI LIMITED PARTNER LLC

                                                                                                                            By /s/ Domenic Borriello

                                                                                                                            Title: Manager

                                                                                                                            SRI GENERAL PARTNER LLC

                                                                                                                            By /s/ Richard E. Stasyszen

                                                                                                                            Title: Manager